UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 29, 2008

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31724	59-2935028
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation)		Identification No.)

312 West First Street
Sanford, Florida	32771
(address of principal executive offices)	(zip code)

(407) 323-1833
(Registrant’s telephone number, including areas code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 29, 2008, Gregory E. Smith resigned as Executive Vice President and Chief Financial Officer of Federal Trust Corporation to pursue other interests. Mr. Smith has indicated he will remain with the Registrant until November 14, 2008, to allow the Registrant time to find his replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Trust Corporation (Registrant)

Date: October 1, 2008	By:	/s/ Dennis T. Ward
Dennis T. Ward President and Chief Executive Officer